Exhibit 99.1
Upstart Announces Preliminary Unaudited Q2'22 Financial Results

SAN MATEO, Calif. – July 7, 2022 – Upstart Holdings, Inc. (NASDAQ: UPST), a leading artificial intelligence (AI) lending marketplace, today announced preliminary unaudited financial results for the second quarter ending June 30, 2022. Upstart also announced that its final second quarter fiscal year 2022 business and financial results will be released on Monday, August 8, 2022 after the market close.

Second Quarter 2022 Preliminary Unaudited Financial Results:

•Revenue is expected to be approximately $228 million, previously guided at $295 to $305 million
•Contribution margin is expected to be approximately 47%, previously guided at approximately 45%
•Net Income (loss) is expected to be in the range of ($31)-($27) million, previously guided at ($4) to $0 million

"Inflation and recession fears have driven interest rates up and put banks and capital markets on cautious footing," said Dave Girouard, co-founder and CEO of Upstart. "Our revenue was negatively impacted by two factors approximately equally. First, our marketplace is funding constrained, largely driven by concerns about the macroeconomy among lenders and capital market participants. Second, in Q2, we took action to convert loans on our balance sheet into cash, which, given the quickly increasing rate environment, negatively impacted our revenue."

"During the second quarter, we improved our unit economics and oriented ourselves toward continued positive cash flow even at lower loan origination volumes. With a low fixed cost base, we expect to continue adding to our almost $800 million unrestricted cash balance as well as to continue repurchasing Upstart shares as it makes sense. And finally, despite limiting hiring to critical areas, we continue to invest in our models and products and are confident Upstart will emerge from this cycle a stronger company."

Sanjay Datta, CFO of Upstart, said "Despite the tumultuous economy, Upstart-powered loans have performed exceptionally well. For loans facilitated through our platform and held by our more than 60 bank and credit union partners, average returns have consistently met or exceeded expectations since the program’s inception in 2018."

"For loans purchased by non-bank institutions, all vintages from 2018 thorough 2020 delivered significant excess returns, while our 2021 vintage is within 100 basis points of our loss expectations. Lastly, we believe our models are well calibrated to economic conditions and are currently targeting returns in excess of 10 percent."

In-Period Defaults vs. Modeled (Prior 4 Year Vintages)1
Aggregate defaults post government stimulus have stabilized at or below target

1 Data is for lending partners’ originations made via the Upstart platform as of July 5, 2022.
Forecasted performance represents expected charge-offs based on current delinquencies and historical roll rates.

Conference Call:
Upstart will host a conference call and live webcast August 8th, 2022 at 1:30 p.m. PT / 4:30 p.m. ET. Prior to the conference call, the second quarter 2022 earnings press release with final financial results and an investor presentation will be available on Upstart’s investor relations website at ir.upstart.com.

Live webcast. The live webcast will be accessible on Upstart’s investor relations website, ir.upstart.com, and an archived webcast of the conference call will be available after the conference call.

Conference Call Dial In. To access the live conference call in the United States and Canada: +1 800-289-0720, conference code 2205299. To access the live conference call outside of the United States and Canada: +1 313-209-5140, conference code 2205299.

Financial Disclosure Advisory

Upstart has not yet completed its reporting process for its second quarter 2022 ended June 30, 2022. The preliminary results presented herein are approximate and based on its reasonable estimates and the information available to it at this time and, because of their preliminary nature, in certain cases, Upstart has provided ranges, rather than specific amounts. As such, Upstart's actual results may materially vary from the preliminary results presented herein and will not be finalized until Upstart reports its final results for its second quarter 2022 after the completion of its normal quarter-end accounting procedures, including the execution of its internal controls over financial reporting. In addition, any statements regarding Upstart's estimated financial performance for the second quarter 2022 do not present all information necessary for an understanding of Upstart's financial condition and results of operations as of and for the quarterly period ended June 30, 2022.

About Upstart

Upstart is a leading AI lending marketplace partnering with banks and credit unions to expand access to affordable credit. By leveraging Upstart’s AI platform, Upstart-powered banks and credit unions can have higher approval rates and lower loss rates for every race, ethnicity, age, and gender, while simultaneously delivering the exceptional digital-first lending experience their customers demand. More than two-thirds of Upstart loans are approved instantly and are fully automated. Upstart was founded by ex-Googlers in 2012 and is based in San Mateo, California and Columbus, Ohio.

Investors
Jason Schmidt
Vice President, Investor Relations
ir@upstart.com

Press
press@upstart.com

Forward-Looking Statements
This press release contains forward-looking statements. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as "anticipate", "estimate", "expect", "project", "plan", "intend", “target”, “aim”, "believe", "may", "will", "should", “becoming”, “could”, "can have", "likely" and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. Forward-looking statements give our current expectations and projections relating to our financial condition; macroeconomic factors; plans; objectives; product development; growth opportunities; assumptions; risks; future performance; default rates on loans; business; any investments; and results of operations, including revenue, contribution margin and net income (loss). Neither we nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. The forward-looking statements included in this press release relate only to events as of the date hereof. Upstart undertakes no obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.
All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially from those that we expected. More information about factors that could affect our results of operations and risks and uncertainties are provided in our public filings with the Securities and Exchange Commission, copies of which may be obtained by visiting our investor relations website at www.upstart.com or the SEC’s website at www.sec.gov. These risks and uncertainties include, but are not limited to, our ability to sustain our growth rates; the effectiveness of our credit decisioning models and risk management efforts; overall economic conditions, particularly interest rates; geopolitical events, such as the Russia-Ukraine conflict; disruptions in the credit markets; our ability to retain existing, and attract new, bank partners and lenders; and our ability to operate successfully in a highly-regulated industry.
About Non-GAAP Financial Measures
In addition to our results determined in accordance with generally accepted accounting principles in the United States (“GAAP”), we believe the non-GAAP measure of contribution margin is useful in evaluating our operating performance.

We believe non-GAAP information is useful in evaluating the operating results, ongoing operations, and for internal planning and forecasting purposes. We also believe that non-GAAP financial measures provide consistency and comparability with past financial performance and assist investors with comparing Upstart to other companies, some of which use similar non-GAAP financial measures to supplement their GAAP results. Non-GAAP financial measures are presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with GAAP and may be different from similarly titled non-GAAP financial measures used by other companies.

Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measure used in this press release are included below.

UPSTART HOLDINGS, INC.
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
(Unaudited, Preliminary)

Three Months Ended June 30, 2022
Operating Margin	(12)%
Sales and marketing, net of borrower acquisition costs(1)	4%
Customer operations, net of borrower verification and servicing costs(2)	3%
Engineering and product development	22%
General, administrative, and other	18%
Interest income and fair value adjustments, net	12%
Contribution Margin	47%
_________
(1)Borrower acquisition costs are expected to be 36% of Revenue from fees, net for the three months ended June 30, 2022. Borrower acquisition costs consist of our sales and marketing expenses adjusted to exclude costs not directly attributable to attracting a new borrower, such as payroll-related expenses for our business development and marketing teams, as well as other operational, brand awareness and marketing activities.
(2)Borrower verification and servicing costs are expected to be 17% of Revenue from fees, net for the three months ended June 30, 2022. Borrower verification and servicing costs consist of payroll and other personnel-related expenses for personnel engaged in loan onboarding, verification and servicing, as well as servicing system costs. It excludes payroll and personnel-related expenses and stock-based compensation for certain members of our customer operations team whose work is not directly attributable to onboarding and servicing loans.